UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2008

SECURITY BANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	000-23261	58-2107916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4219 Forsyth Road

Macon, Georgia 31210

(Address of Principal Executive Offices, including Zip Code)

(478) 722-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2007, Mr. T. Kevin Reece notified Security Bank Corporation of his intent to resign from its Board of Directors and that of its subsidiary, Security Bank of North Metro, effective February 28, 2008. Mr. Reece stated that his decision to resign from the Board of Directors did not relate to any disagreement on any matter relating to the Company’s or Bank’s operations, policies or practices.

In addition, Mr. H. Cullen Talton, Jr. will retire from the Board of Directors at the 2008 Annual Meeting of Shareholders to be held in May. Mr. Talton’s retirement is due to his reaching the mandatory retirement age.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY BANK CORPORATION

Dated: February 4, 2008	/s/ H. Averett Walker
H. Averett Walker President and Chief Executive Officer